UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22523

Destra Investment Trust II
(Exact name of registrant as specified in charter)

901 Warrenville Rd., Suite 15
Lisle, IL  60532
(Address of principal executive offices) (Zip code)

Nicholas Dalmaso
901 Warrenville Rd., Suite 15
Lisle, IL  60532
 (Name and address of agent for service)

Registrant's telephone number, including area code: 1-630-241-4200

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Preferred and Income Securities Fund
Destra Focused Equity Fund

Semi-Annual Report
March 31, 2014

Table of Contents

Shareholder Letter	3
Destra Preferred and Income Securities Fund Discussion of Fund Performance	4
Destra Preferred and Income Securities Fund Portfolio Manager Letter	6
Destra Preferred and Income Securities Fund Risk Disclosures	9
Destra Focused Equity Fund Discussion of Fund Performance	11
Destra Focused Equity Fund Portfolio Manager Letter	13
Destra Focused Equity Fund Risk Disclosures	15
Overview of Fund Expenses	17
Portfolio of Investments
Destra Preferred and Income Securities Fund	18
Destra Focused Equity Fund	21
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	30
Board Considerations Regarding the Approval of the Investment Management Agreement
and Investment Sub-Advisory Agreements	34
Board of Trustees and Officers	37
General Information	43

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Shareholder,

The six month period ended March 31, 2014 saw the US equity market, as measured by the S&P 500 Index, gain 12.51%. However, the road to that result was comprised of two distinctly different periods.

The fourth quarter 2013 saw the S&P 500 Index gain 10.51%, fueled by increased investor optimism and stronger economic data, including an increase in consumer spending and an improved labor market. The fourth quarter was also a period in which non-dividend paying and lower quality stocks outperformed dividend paying and higher quality stocks.

The Federal Reserve’s announcement that it would begin to taper its securities purchases, along with improving economic data, helped push interest rates up during the fourth quarter. The yield on the 30 year Treasury rose to just under 4%, while the yield on the 10 year Treasury rose to just over 3%.

The first quarter 2014 saw a reversal of the trends that dominated the fourth quarter 2013. Investor optimism faded on disappointing employment and spending data. Dividend paying and higher quality stocks outperformed non-dividend paying and lower quality stocks in the quarter. Severe winter weather also had an adverse impact on economic activity. Equity markets experienced increased trading volatility. The US equity markets sold off in January 2014, then recovered in February and March 2014 to post a modest gain of 1.81% for the quarter ended March 31, 2014.

In the first quarter of 2014 Treasury yields also experienced a reversal of trends that dominated the fourth quarter of 2013 as the yield on the 30 year Treasury fell to just under 2.75% and the yield on the 10 year Treasury fell to just over 3.50%. Investors seeking refuge from trading volatility in the equity markets paired with mixed economic data contributed to a rally in the 10 and 30 year Treasury in the first quarter of 2014.

The Destra mutual funds posted solid performance for the six month period ended March 31, 2014. Our investment managers continue to adhere to their investment strategy and focus on attempting to limit downside risk when markets are down while participating in the upside when markets go up. This semi-annual report should provide you with information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

As always, we believe you have a better chance of achieving your investment goals if you adhere to a well thought out investment plan.

Thank you for choosing Destra Funds.

Sincerely,

Peter Amendolair
Chief Investment Officer
Destra Capital Advisors LLC

Index Definition

S&P 500 Index – a capitalization weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DISCUSSION OF FUND PERFORMANCE

Destra Preferred and Income Securities Fund as of March 31, 2014
Inception Date: April 12, 2011				Inception Date: November 1, 2011
			Life				Life
Share Class	6 months	1 year	of Fund	Share Class	6 months	1 year	of Fund
A at NAV	7.33%	3.08%	27.05%	C at NAV	6.91%	2.29%	21.98%
A with Load	2.52%	-1.55%	21.31%	C with Load	5.91%	1.29%	21.98%
I at NAV	7.46%	3.40%	28.16%
Preferred Benchmark	7.58%	3.25%	22.05%	Preferred Benchmark	7.58%	3.25%	22.18%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of .25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than one year are not annualized. Returns over one year are cumulative. Fund returns include the reinvestment of dividends.

The Preferred and Income Securities Fund’s estimated total annual operating expense ratios, gross of any fee waiver or expense reimbursement, were anticipated to be 1.99% for Class A, 3.09% for Class C, and 1.55% for Class I shares. There is a voluntary fee waiver currently in place for this Fund through February 1, 2022, to the extent necessary to keep the Fund’s operating expense ratios from exceeding 1.50% for Class A, 2.25% for Class C, and 1.22% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.50% for Class A, 2.25% for Class C, and 1.22% for Class I shares. Without this expense cap, actual returns would be lower.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

The BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index includes taxable, fixed-rate, US dollar denominated investment-grade, preferred securities listed on a US exchange. The BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators. Unlike the portfolio returns,the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DISCUSSION OF FUND PERFORMANCE, CONTINUED
As of March 31, 2014

Credit Quality
Moody’s		Standard & Poor’s
Aa3		AA-	2.7%
A1		A+
A2		A
A3	1.9%	A-
Baa1	3.9%	BBB+	10.3%
Baa2	21.6%	BBB	30.4%
Baa3	16.7%	BBB-	22.8%
Ba1	29.5%	BB+	21.6%
Ba2	9.8%	BB	8.2%
Ba3	5.8%	BB-	2.2%
<Ba	3.5%	<BB	0.3%
Not Rated	6.6%	Not Rated	0.8%
Cash	0.7%	Cash	0.7%

Top 10 Issuers	% of Total Investments
HSBC PLC	4.8%
ING Groep NV	4.4%
Citigroup	4.3%
JPMorgan Chase	4.0%
XL Group PLC	3.8%
MetLife	3.8%
First Republic Bank	3.6%
Barclays Bank PLC	3.6%
Axis Capital Holdings Ltd.	3.3%
General Electric Capital Corp.	2.7%

Portfolio Characteristics	Fund
Number of Issues	73
QDI Eligibility	63.3%
Geographic Concentration Domestic/International	71%/29%

Qualified Dividend Income (QDI) meets specific criteria to be taxed at lower long-term capital gains tax rates rather than at an individual’s ordinary income rate.

Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. Credit quality ratings are subject to change and pertain to the underlying holdings of the Fund and not the Fund itself.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DESTRA PREFERRED AND INCOME SECURITIES FUND PORTFOLIO MANAGER LETTER

Fund Snapshot

The Destra Preferred and Income Securities Fund (the “Fund”) is sub-advised by investment manager Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

Flaherty & Crumrine was founded in 1983 and is one of the oldest preferred securities managers in the industry. Through the years it has built a proprietary database with information on over 1500 separate issues of preferred securities. Flaherty & Crumrine then leverages its experience and database seeking to unlock hidden value, in what it believes is an inefficient preferred securities market. To accomplish this goal the Fund will, in normal markets, invest at least 80% of its net assets in a portfolio of preferred and income producing securities. The securities in which the Fund may invest include traditional preferred stock, trust preferred securities, hybrid securities, convertible securities, contingent-capital securities, subordinated debt, and senior debt securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities. The Fund may invest up to 40% of its assets in securities of non-U.S. companies and up to 15% of its assets in common stocks. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services.

The Fund will principally invest in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, in light of changing market conditions and interest rates, the Fund may also invest in shorter-term securities.

The following report is Flaherty & Crumrine’s review of the Fund’s performance over the six months comprising the semi-annual reporting period and outlook for the markets the Fund invests in going forward.

How did the Fund perform during the period of October 1, 2013—March 31, 2014?

During the six-months ended March 31, 2014, the Fund’s Class A shares had a total return of 7.33% based on Net Asset Value (“NAV”), the Class I shares had a total return of 7.46% on NAV and the Class C shares had a total return of 6.91% on NAV. During the period surveyed, the Fund’s benchmark (50%/50% blend of the BofA Merrill Lynch 8% Constrained Hybrid Preferred Securities Index and the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index) had a total return of 7.58%.

Two important factors to consider when surveying fund returns – first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective — total return with an emphasis on high current income.

Preferred Benchmark is a 50/50 blend of the BofA/ML 8% Constrained Hybrid Preferred Securities Index, a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities IndexSM that contains all subordinated constituents of the fixed rate index with a payment deferral feature and with issuer concentration capped at a maximum of 8% (the fixed-rate index includes investment grade DRD eligible and non-DRD eligible preferred stock and senior debt); and the BofA/ML US Capital Securities US Issuers 8% Constrained Index, a subset of the BofA Merrill Lynch Corporate All Capital Securities IndexSM that contains securities issued by US corporations (the index includes investment grade fixed-rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators and with issuer concentration capped at a maximum of 8%). Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

What were the significant events affecting the economy and market environment during the period surveyed?

After a difficult stretch during the second half of 2013, the preferred securities market seemed ripe for recovery, and it didn’t disappoint. One probably would not have arrived at that conclusion in December 2013, however, when long-term interest rates rose to their highest levels of the year (nearly 4% for the 30-year Treasury bond) after the Federal Reserve

DESTRA PREFERRED AND INCOME SECURITIES FUND
DESTRA PREFERRED AND INCOME SECURITIES FUND PORTFOLIO MANAGER LETTER, CONTINUED

began to taper its securities purchases. Many holders of preferred securities – particularly $25-par issues – sold them to book tax losses before year-end. Such selling pressure hurt prices even more. Preferred securities’ prices ended 2013 at or near their lows for the year.

As 2014 began, preferred security valuations recovered. Unusually cold temperatures and heavy snowfall blanketed much of the United States from December through February, dampening economic activity. Job growth sputtered, personal spending eased and housing activity slowed. The 30-year Treasury bond yield drifted back down to finish the Fund’s fiscal quarter at 3.58%, 23 bp lower than where it started in December. Meanwhile, fundamental credit conditions – profits, balance sheets and loan performance, among others – continued to improve for most preferred issuers.

As fears of sharply higher interest rates faded and tax-loss selling ran its course, preferred investors returned to the market. And they had company! Some investors who typically focus on other fixed-income markets, such as corporate or high-yield bonds, also bought preferred securities, attracted by their higher yields in an otherwise low-yield environment. Those other fixed-income markets dwarf the preferred market in size, so even a small reallocation to preferreds inside a bond portfolio can translate into a lot of dollars being invested in preferreds. Demand for preferred securities picked up noticeably.

Among major issuers, financial companies, especially banks, are adapting to new rules and regulations implemented since the financial crisis. Regular readers of our commentary will recall many discussions about Basel III and other regulatory pronouncements. These regulations are intended to strengthen balance sheets and improve transparency –positives for preferred investors. In almost every case in the U.S. and abroad, preferred securities are, or will be, an integral component of capital. As a result, we have seen, and will continue to see, a steady supply of new preferred issues. However, new issuance has been modest in size and readily absorbed by investors; and spreads on these and secondary-market issues have gradually compressed.

How did the aforementioned events affect the Fund?

The Fund tracked the performance of the overall preferred market – with its portfolio (that is, the Fund’s NAV, gross of expenses) underperforming the 50/50 weighted benchmark in the fourth quarter of 2013 and outperforming the benchmark in the first quarter of 2014. This was largely a story about retail preferreds.

Given its smaller portfolio size, the Fund is currently overweight exchange-listed preferreds (approximately 72% of the portfolio compared to 32% of the weighted benchmark). During the fourth quarter, these securities performed significantly worse than unlisted preferreds structured for institutional investors. Retail preferreds reacted with more volatility over fears of rising interest rates and were impacted by year-end tax loss selling and redemption of preferred exchange traded funds. However, in early 2014, concerns over interest rates seem to have moderated with the decline in longer-term interest rates and as seasonal tax-loss selling ended. Retail preferreds bounced back strongly during the first quarter. As a result, the Fund’s overweight to this sector paid off.

Which holdings contributed to the Fund’s performance during the period surveyed?

The Fund’s selection of bank holdings contributed the most positively to performance over the past six months. Banks comprise the largest industry sector in the Fund and they were among its highest yielding and best performing securities. Among the top performers were U.S. regional banks — First Republic Bank (3.58% of Net Assets), Texas Capital Bancshares, Inc. (2.30% of Net Assets) and Astoria Financial Corp. (2.36% of Net Assets) — as well as U.S. money center banks - Citigroup, Inc. (4.24% of Net Assets) and Goldman Sachs Group, Inc. (0.95% of Net Assets). Furthermore, banks in the Fund performed much better than their counterparts in the benchmark, which were only average performers.

Which holdings detracted from the Fund’s performance during the period surveyed?

Insurance companies were the best performing industry sector in the benchmark over the past six months. As a result, the Fund’s underweight to insurance companies (27% of the portfolio compared to 50% of the benchmark) was a drag on performance. Furthermore, the Fund’s insurance holdings were less sensitive to changes in long-term interest rates than those in the benchmark. During a period where interest rates declined, the Fund’s insurance companies didn’t benefit as much from the decrease in rates as their counterparts in the benchmark.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DESTRA PREFERRED AND INCOME SECURITIES FUND PORTFOLIO MANAGER LETTER, CONTINUED

What is your outlook for the preferred securities marketplace?

Although interest-rate fears have receded recently, we know many fund and other preferred investors remain concerned about the possibility of rising interest rates. Three observations. First, although preferred security prices tend to move with intermediate and long-term Treasury yields, their correlation is not perfect. Yields on preferred securities are high relative to those of Treasuries and corporate bonds, and preferreds should be able to absorb some increase in Treasury yields while still generating positive total returns. We think improving credit fundamentals support that view.

Second, as the Fund’s experience in 2013’s third fiscal quarter demonstrated, prices of preferred securities can fall when interest rates increase significantly. However, preferred securities have paid dividends year-in and year-out. If we have picked our credits correctly, over time, those dividends have the potential to turn modest principal losses into positive total returns. Shareholders probably will have to live through some quarter-to-quarter volatility, but we think prospective returns on preferred securities remain attractive for long-term investors.

Third, there are a number of ways we can manage interest-rate risk in a portfolio of preferred securities. In particular, so-called “fixed-to floating-rate” preferred securities can offer attractive yields with only intermediate duration or interest-rate risk. A typical such security starts with a coupon rate that is fixed for five or 10 years and then floats at a margin over an index (usually 3-month LIBOR). These preferred securities have credit risk similar to fixed-rate issues, but they can have much less interest-rate risk. Of course, not all fixed-to floating-rate preferred securities are the same and none are riskless. Investors need to evaluate each issue’s creditworthiness, terms and conditions carefully, something we spend a lot of time doing. As of March 31, 2014, roughly 36% of the Fund’s portfolio was comprised of fixed-to-floating rate issues and they fit well with our market outlook.

We expect economic growth to improve in the second quarter as weather effects fade. We don’t think weather was the whole story behind sluggish first-quarter growth, but it was an important factor, and one that inevitably will thaw come Spring. Stronger growth may push interest rates higher once again. However, for 2014 as a whole, we foresee modest economic growth, improving credit conditions and continued accommodative monetary policy. That should translate into gradually (if erratically) rising Treasury rates along with narrower yield spreads on preferred securities. Investors should be prepared for some volatility over coming quarters, but we think “coupon” or “coupon minus a bit” returns on preferred securities should remain attractive for long-term investors.

DESTRA PREFERRED AND INCOME SECURITIES FUND
FUND RISK DISCLOSURES – DESTRA PREFERRED AND INCOME SECURITIES FUND

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-adviser’s beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Some important risks of the Destra Preferred and Income Securities Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Active Management Risk—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Concentration Risk—The Fund intends to invest 25% or more of its total assets in securities of financial services companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies.

Convertible Securities Risk—The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Credit Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Currency Risk—Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s NAV, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Financial Services Companies Risk—Financial services companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

Foreign Investment Risk—Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic

DESTRA PREFERRED AND INCOME SECURITIES FUND
FUND RISK DISCLOSURES – DESTRA PREFERRED AND INCOME SECURITIES FUND, CONTINUED

downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the annual fund operating expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s annual fund operating expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The income earned from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by the Fund will fall.

Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk—This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Non-Diversification/Limited Holding Risk—The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities. Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.

Preferred Security Risk—Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at destracapital.com.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE

Destra Focused Equity Fund as of March 31, 2014
Inception Date: April 12, 2011				Inception Date: November 1, 2011

Share Class	6 months	1 year	Life of Fund	Share Class	6 months	1 year	Life of Fund
A at NAV	7.39%	16.73%	41.97%	C at NAV	6.99%	15.86%	37.80%
A with Load	1.24%	10.01%	33.76%	C with Load	5.99%	14.86%	37.80%
I at NAV	7.58%	17.09%	43.42%
S&P 500 Index	12.51%	21.86%	50.80%	S&P 500 Index	12.51%	21.86%	57.60%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 5.75% and a 12b-1 fee of .25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than one year are not annualized. Returns over one year are cumulative. Fund returns include the reinvestment of distributions.

The Focused Equity Fund’s estimated total annual operating expense ratios, gross of any fee waiver or expense reimbursement, were anticipated to be 1.90% for Class A, 3.45% for Class C, and 1.54% for Class I shares. There is a voluntary fee waiver currently in place for this Fund through February 1, 2022, to the extent necessary to keep the Fund’s operating expense ratios from exceeding 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares. Without this expense cap, actual returns would be lower.

S&P 500 Index – a capitalization weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A shares have a maximum sales charge of 5.75% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE, CONTINUED
As of March 31, 2014

Top 10 Holdings
as of 3/31/14	% of Total Investments
Oracle Corp.	5.2%
The Walt Disney Co.	5.1%
Adobe Systems Inc.	5.1%
The TJX Cos., Inc.	5.1%
Johnson & Johnson	5.0%
Mondelez International, Inc.	5.0%
CVS Caremark Corp.	5.0%
Nordstrom, Inc.	5.0%
EMC Corp.	5.0%
Nike, Inc.	5.0%

Portfolio Characteristics	Fund	Index
Number of Holdings	21	500
Average Market Cap	$103.0 bil	$35.0 bil
Price to Earnings Ratio	21.2x	17.4x
Price to Book Ratio	5.1x	4.0x

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

Price to Earnings Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER

Fund Snapshot

The Destra Focused Equity Fund (the “Fund”) is sub-advised by the investment manager WestEnd Advisors LLC (“WestEnd”). The Fund’s investment objective is to seek long-term capital appreciation.

Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s investment manager, WestEnd, believes that sector and industry performance is correlated with particular stages of the business cycle. The manager selects sectors it believes will experience economic tailwinds, and avoid sectors it sees as untimely. Through this process, it targets high-quality, market-leading companies within the favored sectors.

The following report is WestEnd’s review of the Fund’s performance over the six months comprising the semi-annual reporting period and an outlook for the markets the Fund invests in going forward.

How did the Fund perform during the period of October 1, 2013—March 31, 2014?

During the six-months ended March 31, 2014, the Fund’s Class A shares had a total return of 7.39% based on Net Asset Value (“NAV”), the Class I shares had a total return of 7.58% on NAV and the Class C shares had a total return of 6.99% on NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 Index, returned 12.51%.

S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

What were the significant events affecting the economy and market environment during the period surveyed?

Market conditions for the six-month period ended March 31, 2014 were characterized by two distinct environments. In the last three months of 2013, there was stronger economic data, led by a pickup in consumer spending and inventory-boosted GDP readings. However, we believed that this data was similar to prior temporary periods of above-trend growth within a longer period of moderate growth. Nevertheless, investors were encouraged by the stronger data and stocks performed well late last year.

While investors were optimistic about the prospects for the U.S. economy and the equity markets going into 2014, questions began to rise soon after the new year began. The December employment report and December auto sales, both released early in the year, were a few of several pieces of disappointing economic data that contributed to the stock market selloff in January. The market bounced back in February, but uncertainty grew later in the month as Russia made clear its intentions to annex Ukraine’s Crimea region. The S&P 500 Index finished the quarter up modestly. However, the significant intra-quarter stock market swings signaled that investors had serious questions about the outlook for U.S. growth.

How did the aforementioned events affect the Fund?

Increased investor optimism led to a 10.51% return for the S&P 500 Index in the last three months of 2013. The fourth quarter gains were the culmination of a year when stock valuations increased as stock price appreciation substantially outpaced earnings increases. The S&P 500 Index, for instance, rose 32.39% in 2013, while earnings for the index’s constituents increased just 7.2%. The Focused Equity Fund participated in the stock market gains, but a challenge to performance was the relative outperformance of smaller capitalization companies within the S&P 500 Index. For example, for the six months ended March 31, 2014, stocks in S&P 500 Index with market capitalization (“market cap”) over $50 billion underperformed the broader market by approximately 1%, while stocks in the S&P 500 Index with a market cap of less than $50 billion outperformed the Index by more than 1%. The Focused Equity Fund holds high-quality, large-capitalization companies, with only one-third of the weight of the Focused Equity Fund invested in stocks with a market cap of less than $50 billion. WestEnd continues to believe that stocks of the high-quality, large-capitalization companies in the Fund will outperform the broad market through a variety of market environments.

The start of 2014 coincided with a shift in the market backdrop. Stocks sold off in January, but recovered those losses by the end of the quarter. The S&P 500 Index finished the first quarter of 2014 up a modest 1.81%. A headwind for the Fund’s relative performance, particularly in late March, was the underperformance of growth stocks, like those in the biotechnology industry. We believe the Focused Equity Fund’s biotech stocks have attractive valuations given our high degree of confidence in their significantly higher-than-market earnings growth in the quarters ahead.

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER, CONTINUED

Which holdings contributed to the Fund’s performance during the period surveyed?

WestEnd continues to believe the economy is in a slow-to-moderate economic growth environment typical of the later stages of the middle phase of the business cycle. This research leads WestEnd to favor Consumer Discretionary, Consumer Staples, Health Care and Information Technology companies. The largest contributor to the absolute performance of the Fund over the six month period was its overweight of the Information Technology Sector (30.2% of Total Investments) which was the second best performing sector in the S&P 500 Index for the six months ended March 31, 2014. The largest contributor to relative performance of the Fund, was its avoidance of the Energy Sector. The Fund has a zero percent allocation to Energy, which was the third worst performing Sector in the S&P 500 Index over the six month period. Stock selection in the Information Technology Sector also contributed to the Fund’s positive performance during the time period as Adobe Systems, Inc. (4.98% of Net Assets) and Oracle Corp. (5.12% of Net Assets) added to gains.

Which holdings detracted from the Fund’s performance during the period surveyed?

The largest negative contributor to the relative performance of the Fund for the six months ended March 31, 2013, was the overweight to the Consumer Staples Sector (19.90% of Total Investments), which underperformed the S&P 500 Index over the six month period. WestEnd’s research confirms the belief that we are in the later stages of the middle phase of the business cycle, which is why the Fund was overweight in this sector during the period. WestEnd continues to believe that the Fund’s stocks in the Consumer Staples Sector will outperform in this economic environment, and the Fund remains overweight in this sector.

Whole Food Market, Inc. (“Whole Foods”), which is no longer a holding in the Fund, was the worst performing stock in the Fund for the six months ended March 31, 2014. Whole Foods lagged the portfolio during the period surveyed due to a slowdown in earnings and same-store sales growth from previously reported levels, despite a healthy high-end consumer. The Fund’s position in Whole Foods was sold in Q1 2014 in an effort to deploy capital into opportunities with strong earnings growth potential trading at lower relative earnings multiples. Coach, Inc. (“Coach”) (2.44% of Net Assets) was the second worst performing stock in the Fund during the period surveyed. Coach lagged during the period surveyed due to a decline in earnings and same-store sales growth from previously reported levels as the company transitioned to a new line of high-end hand bag and accessory products. Half of the Fund’s position in Coach was sold in Q1 2014 in an effort to deploy capital into opportunities with strong earnings growth potential.

What is your outlook for the United States equity markets?

While the weather played a role in the softer than expected early 2014 data, other signs of slow growth were prevalent across the economy. We believe that when investors gain more clarity, as additional data is released over the next few months and quarters, investors will recognize that the U.S. is on a different path of growth in 2014 than they originally anticipated at the start of the year. The consensus view should move closer to our outlook for slow-to-moderate growth, rather than an acceleration in activity. The absence of a pickup in economic growth in our view leaves stocks in the most economically sensitive sectors of the market like Materials, Energy, Industrials and Financials vulnerable to a selloff. We continue to avoid these more vulnerable areas of the market as well as slow-growth companies that will likely see their stocks under pressure as interest rates rise. The Focused Equity Fund, in contrast, remains positioned to capitalize on healthy consumer spending and investment in technology as well as benefit from certain Health Care and Consumer Staples stocks with strong earnings growth prospects.

DESTRA FOCUSED EQUITY FUND
FUND RISK DISCLOSURES – DESTRA FOCUSED EQUITY FUND

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-adviser’s beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Some important risks of the Destra Focused Equity Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Active Management Risk—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Consumer Discretionary Companies Risk—Consumer discretionary companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. The success of this sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Companies Risk—Consumer staples companies may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Consumer staples companies may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the annual fund operating expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s annual fund operating expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Health Care Companies Risk—The Fund invests in health care companies, including those that are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurer to limit rates, restriction of government financial assistance and competition from other providers.

Information Technology Companies Risk—Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

DESTRA FOCUSED EQUITY FUND
FUND RISK DISCLOSURES – DESTRA FOCUSED EQUITY FUND, CONTINUED

Investment Strategy Risk—The Fund invests in common stocks of companies that the sub-adviser believes will perform well in certain phases of the business cycle. The sub-adviser’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Non-Diversification/Limited Holdings Risk—The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain issues. Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.

Sector Focus Risk—The Fund will typically focus its investments on companies within particular economic sectors. To the extent that it does so, developments affecting companies in those sectors will have a magnified effect on the Fund’s NAV and total return.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at destracapital.com.

OVERVIEW OF FUND EXPENSES
As of March 31, 2014 (unaudited)

As a shareholder of the Destra Investment Trust II, you incur advisory fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 9/30/13 to 3/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense
			Ratios	Expenses
	Beginning	Ending	During the	Paid During
	Account	Account	Period	the Period
	Value	Value	9/30/13	9/30/13 to
	9/30/13	3/31/14	to 3/31/14	3/31/14†
Destra Preferred and Income Securities Fund Class A
Actual	$1,000.00	$1,073.30	1.50%	$7.75
Hypothetical (5% return before expenses)	1,000.00	1,017.45	1.50%	7.54
Destra Preferred and Income Securities Fund Class C
Actual	1,000.00	1,069.05	2.25%	11.61
Hypothetical (5% return before expenses)	1,000.00	1,013.71	2.25%	11.30
Destra Preferred and Income Securities Fund Class I
Actual	1,000.00	1,074.58	1.22%	6.31
Hypothetical (5% return before expenses)	1,000.00	1,018.85	1.22%	6.14
Destra Focused Equity Fund Class A
Actual	1,000.00	1,073.95	1.60%	8.27
Hypothetical (5% return before expenses)	1,000.00	1,016.95	1.60%	8.05
Destra Focused Equity Fund Class C
Actual	1,000.00	1,069.85	2.35%	12.13
Hypothetical (5% return before expenses)	1,000.00	1,013.21	2.35%	11.80
Destra Focused Equity Fund Class I
Actual	1,000.00	1,075.77	1.32%	6.83
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.32%	6.64

†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six-month period). Hypothetical expenses assume each Fund was outstanding for a full six-month period.

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS
March 31, 2014 (unaudited)

Number
of		Moody’s
Shares		Ratings	Fair Value
	Long-Term Investments - 98.8%
	Preferred Stocks - 76.8%

	Banks - 39.5%
33,810	Astoria Financial Corp., PFD
	6.500%, Series C (a)	Ba2	$ 803,326
	Barclays Bank PLC, PFD
23,500	7.100%, Series 3 (a)	Ba2	603,245
4,169	7.750%, Series 4 (a)	Ba2	108,144
19,000	8.125%, Series 5 (a)	Ba2	494,190
24,050	BB&T Corp., PFD
	5.625%, Series E (a)	Baa2	538,480
5,000	Capital One Financial Corp., PFD
	6.000%, Series B (a)	Ba1	117,300
	Citigroup, Inc., PFD
43,049	6.875%, Series K (a)	Ba3	1,122,288
12,150	7.125%, Series J (a)	Ba3	320,760
5,000	City National Corp., PFD
	5.500%, Series C (a)	Baa3	109,550
10,000	Countrywide Capital V, PFD
	7.000% 11/01/36	Ba1	255,000
5,000	First Horizon National Corp., PFD
	6.200%, Series A (a)	Ba3	118,450
30,000	First Niagara Financial Group, Inc.,
	PFD 8.625%, Series B (a)	B1	852,300
49,425	First Republic Bank, PFD
	6.200%, Series B (a)	Baa3	1,218,326
14,074	Goldman Sachs Group, Inc., PFD
	5.950%, Series I (a)	Ba2	324,406
21,364	HSBC Holdings PLC, PFD
	8.000%, Series 2 (a)	Baa2	576,187
	ING Groep NV,
300	PFD 6.375% (a)	Ba1	7,494
8,202	PFD 7.050% (a)	Ba1	211,858
5,000	PFD 7.200% (a)	Ba1	129,500
43,754	PFD 7.375% (a)	Ba1	1,117,039
5,000	JPMorgan Chase & Co., PFD
	6.700%, Series T (a)	Ba1	127,000
15,000	Morgan Stanley, PFD
	6.875%, Series F (a)	Ba3	388,800
14,000	Royal Bank of Scotland Group PLC,
	PFD 7.250%, Series T (a)	B2	348,880
25,523	Santander Finance Preferred
	SA Unipersonal, PFD
	10.500%, Series 10 (a)	Ba2	665,895
15,500	SunTrust Banks, Inc., PFD
	5.875%, Series E (a)	Ba1	348,130
33,219	Texas Capital Bancshares, Inc., PFD
	6.500% 09/21/42	Ba1	783,968
24,342	Webster Financial Corp., PFD
	6.400%, Series E (a)	Ba1	586,399
20,000	Wells Fargo & Co., PFD
	8.000%, Series J (a)	Baa3	582,800
	Zions Bancorporation, PFD
8,000	6.950% 09/15/28	BB+ (b)	211,520
12,803	7.900%, Series F (a)	BB (b)	362,837
			13,434,072
	Diversified Financials - 6.4%
32,277	Affiliated Managers Group, Inc., PFD
	6.375% 08/15/42	BBB (b)	806,925
11,477	Deutsche Bank Contingent Capital
	Trust V, PFD 8.050% (a)	Ba2	315,273
41,912	HSBC Finance Corp., PFD
	6.360%, Series B (a)	Baa3	1,051,991
			2,174,189
	Insurance - 14.9%
16,050	Arch Capital Group Ltd., PFD
	6.750%, Series C (a)	Baa2	403,176
	Aspen Insurance Holdings Ltd.,
12,286	PFD 5.950% (a)	Ba1	304,815
2,714	PFD 7.250% (a)	Ba1	70,890
44,000	Axis Capital Holdings Ltd., PFD
	6.875%, Series C (a)	Baa3	1,108,800
34,501	Delphi Financial Group, Inc., PFD
	7.376% 05/15/37	BBB- (b)	861,449
	Endurance Specialty Holdings Ltd.,
18,000	PFD 7.500%, Series B (a)	Ba1	471,060
3,681	PFD 7.750%, Series A (a)	Ba1	96,516
	PartnerRe Ltd.,
11,922	PFD 5.875%, Series F (a)	Baa2	266,099
15,500	PFD 7.250%, Series E (a)	Baa2	410,905
28,387	Principal Financial Group, Inc., PFD
	6.518%, Series B (a)	Ba1	706,269
8,897	RenaissanceRe Holdings Ltd., PFD
	5.375%, Series E (a)	Baa2	182,033
8,223	WR Berkley Corp., PFD
	5.625% 04/30/53	Baa3	177,123
			5,059,135
	Real Estate - 10.0%
30,000	CommonWealth REIT, PFD
	7.250%, Series E (a)	Ba1	755,100
10,430	CubeSmart, PFD
	7.750%, Series A (a)	Ba1	268,468
16,667	Duke Realty Corp., PFD
	6.600%, Series L (a)	Baa3	404,008
	Kimco Realty Corp., PFD
1,500	5.500%, Series J (a)	Baa2	31,275
13,012	6.900%, Series H (a)	Baa2	335,319
	National Retail Properties, Inc., PFD
4,100	5.700%, Series E (a)	Baa2	85,854
4,230	6.625%, Series D (a)	Baa2	102,535
	PS Business Parks, Inc., PFD
26,100	5.750%, Series U (a)	Baa2	558,801
8,839	6.000%, Series T (a)	Baa2	198,877
4,448	6.875%, Series R (a)	Baa2	112,757
17,063	Realty Income Corp., PFD
	6.625%, Series F (a)	Baa2	429,817
5,560	Weingarten Realty Investors, PFD
	6.500%, Series F (a)	Baa3	137,221
			3,420,032
	Utilities - 6.0%
4,000	Dominion Resources, Inc., PFD
	8.375% 06/15/64, Series A	Baa3	102,000

The accompanying notes are an integral part of these financial statements.

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
March 31, 2014 (unaudited)

Number
of Shares/		Moody’s
Par Value		Ratings	Fair Value
	Utilities (continued)
5,148	Entergy Louisiana LLC,
	PFD 6.950% (a)	Baa3	$ 517,857
8,000	Integrys Energy Group, Inc., PFD
	6.000% 08/01/73	Baa2	201,680
10,000	PPL Capital Funding, Inc., PFD
	5.900% 04/30/73, Series B	Ba1	233,000
21,825	SCANA Corp, PFD
	7.700% 01/30/65	Ba1	577,271
4,000	Southern California Edison Co., PFD
	6.500%, Series D (a)	Baa1	411,125
			2,042,933
	Total Preferred Stocks
	(Cost $26,305,799)		26,130,361

	Capital Securities - 22.0%

	Banks - 4.2%
1,071,000	JPMorgan Chase & Co.
	7.900%, Series 1 (a)	Ba1	1,215,585
215,000	PNC Financial Services Group, Inc.
	(The) 6.750%, Series O (a)	Baa3	235,409
			1,450,994
	Diversified Financials - 4.3%
500,000	Charles Schwab Corp. (The)
	7.000%, Series A (a)	Baa2	572,500
800,000	General Electric Capital Corp.
	7.125%, Series A (a)	Baa1	913,444
			1,485,944
	Insurance - 12.3%
500,000	AXA SA
	8.600% 12/15/30	A3	646,250
450,000	Everest Reinsurance Holdings, Inc.
	6.600% 05/15/37	Baa2	459,000
837,000	MetLife, Inc.
	10.750% 08/01/39	Baa2	1,272,240
500,000	Prudential Financial, Inc.
	5.625% 06/15/43	Baa2	512,500
1,300,000	XL Group PLC
	6.500%, Series E (a)	Ba1	1,285,375
			4,175,365
	Utilities - 1.2%
320,000	PPL Capital Funding, Inc.
	6.700% 03/30/67, Series A	Ba1	321,815
75,000	Puget Sound Energy, Inc.
	6.974% 06/01/67, Series A	Baa2	77,316
			399,131
	Total Capital Securities
	(Cost $7,190,370)		7,511,434

	Total Long-Term Investments - 98.8%
	(Cost $33,496,169)		33,641,795

	Money Market Mutual Funds - 0.7%
229,238	Fidelity Institutional Money Market
	Prime, 0.00% (c)
	(Cost $229,238)	229,238

	Total Investments - 99.5%
	(Cost $33,725,407)	33,871,033
	Other Assets in excess of
	Liabilities - 0.5%	160,204

	Net Assets - 100.0%	$34,031,237

The accompanying notes are an integral part of these financial statements.

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
March 31, 2014 (unaudited)

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$3,314,294	9.7%
France	646,250	1.9
Germany	315,273	0.9
Ireland	1,285,375	3.8
Netherlands	1,465,891	4.3
Spain	665,895	1.9
United Kingdom	2,130,646	6.3
United States	24,047,409	70.7
Total Investments	33,871,033	99.5
Other Assets in excess
of Liabilities	160,204	0.5
Net Assets	$34,031,237	100.0%

LLC – Limited Liability Corporation
NV – Publicly Traded Company
PFD – Preferred Security
PLC – Public Limited Company
REIT – Real Estate Investment Trust
SA – Corporation

(a)–Perpetual Security.
(b)–Standard & Poor’s Rating.
(c)–Interest rate shown reflects yield as of March 31, 2014.

The accompanying notes are an integral part of these financial statements.

DESTRA FOCUSED EQUITY FUND
PORTFOLIO OF INVESTMENTS†
March 31, 2014 (unaudited)

Number
of
Shares	Description	Fair Value
	Common Stocks - 98.1%

	Consumer Durables &
	Apparel - 7.3%
32,444	Coach, Inc.	$ 1,611,169
43,624	NIKE, Inc. - Class B	3,222,069
		4,833,238
	Food & Staples Retailing - 9.8%
28,635	Costco Wholesale Corp.	3,197,957
43,297	CVS Caremark Corp.	3,241,213
		6,439,170
	Food, Beverage & Tobacco - 4.9%
94,223	Mondelez International, Inc. -
	Class A	3,255,405

	Health Care Equipment &
	Services - 4.9%
42,741	Express Scripts Holding Co. *	3,209,422

	Household & Personal
	Products - 4.8%
47,760	The Estee Lauder Cos., Inc. -
	Class A	3,194,189

	Media - 7.5%
32,787	Comcast Corp. - Class A	1,640,006
41,321	The Walt Disney Co.	3,308,572
		4,948,578
	Pharmaceuticals, Biotechnology
	& Life Sciences - 19.4%
10,448	Biogen Idec, Inc. *	3,195,730
22,671	Celgene Corp. *	3,164,871
44,814	Gilead Sciences, Inc. *	3,175,520
33,191	Johnson & Johnson	3,260,352
		12,796,473
	Retailing - 9.9%
51,888	Nordstrom, Inc.	3,240,405
53,912	The TJX Cos., Inc.	3,269,763
		6,510,168
	Software & Services - 15.0%
49,985	Adobe Systems, Inc. *	3,286,014
58,294	eBay, Inc. *	3,220,160
82,512	Oracle Corp.	3,375,566
		9,881,740
	Technology Hardware &
	Equipment - 14.6%
6,001	Apple, Inc.	3,220,977
117,758	EMC Corp.	3,227,747
40,805	QUALCOMM, Inc.	3,217,882
		9,666,606

	Total Investments - 98.1%
	(Cost $52,890,608)	64,734,989
	Other Assets in excess of
	Liabilities - 1.9%	1,224,488

	Net Assets - 100.0%	$ 65,959,477

†
Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2014 (unaudited)

	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Assets
Investments:
Investments at cost	$33,725,407	$52,890,608
Net unrealized appreciation	145,626	11,844,381
Total investments at value	33,871,033	64,734,989
Receivables:
Dividends and interest	235,766	43,925
Capital shares sold	138,162	219,949
Due from the Advisor	22,513	10,920
Investment securities sold	—	2,833,525
Total assets	34,267,474	67,843,308

Liabilities
Due to custodian	—	1,670,133
Payables:
Capital shares payable	85,616	26,277
Legal fees	27,948	22,372
Blue Sky fees	22,534	22,901
Due to Advisor	21,546	49,879
Audit fees	14,822	14,259
Trustees’ fees	4,116	4,066
Distribution payable	457	—
Other expenses and liabilities	59,198	73,944
Total liabilities	236,237	1,883,831
Net Assets	$34,031,237	$65,959,477

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$33,751,285	$52,657,705
Undistributed net investment income (loss)	282,656	(240,679)
Accumulated net realized gain (loss) on investments	(148,330)	1,698,070
Net unrealized appreciation on investments	145,626	11,844,381
Net Assets	$34,031,237	$65,959,477

Net Assets
Class A	$16,025,572	$33,297,594
Class C	$4,232,946	$3,812,601
Class I	$13,772,719	$28,849,282

Shares Outstanding
Class A	960,328	1,605,017
Class C	252,838	188,630
Class I	829,994	1,383,935

Net Asset Value Per Share
Class A	$16.69	$20.75
Maximum Offering Price Per Share	$17.48	$22.02
Class C	$16.74	$20.21
Class I	$16.59	$20.85

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended March 31, 2014 (unaudited)

	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Investment Income
Dividends	$923,779	$403,421
Interest income	274,069	—
Less: foreign taxes withheld	(3,025)	—
Total Investment Income	1,194,823	403,421

Expenses
Advisory fees	131,154	287,394
Transfer agent fees	46,678	49,980
Administration and accounting fees	40,264	40,264
Legal fees	37,217	44,877
Distribution fees Class A	21,328	47,114
Distribution fees Class C	20,280	16,491
Shareholder service fees	13,558	21,045
Audit fees	12,465	12,465
Blue Sky Class A	11,218	11,218
Blue Sky Class C	9,972	9,972
Blue Sky Class I	11,218	11,218
Shareholder reporting fees	11,124	12,039
Trustees’ fees and expenses	8,617	8,617
Custody fees	5,860	5,450
Insurance fees	4,940	7,605
Other expenses	2,238	2,239
Total expenses	388,131	587,988
Less: expense waivers and reimbursements	(130,012)	(71,929)
Net expenses	258,119	516,059
Net Investment Income (Loss)	$936,704	$(112,638)

Realized and Unrealized Gain (Loss):
Net realized gain on investments in securities	73,114	2,149,972
Net change in unrealized appreciation on investments in securities	1,411,262	2,731,136
Net realized and unrealized gain on investments in securities	1,484,376	4,881,108
Net Increase in Net Assets Resulting from Operations	$2,421,080	$4,768,470

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended March 31, 2014 and the year ended September 30, 2013

	Destra Preferred and		Destra Focused
	Income Securities Fund		Equity Fund
	For the		For the
	six months	For the	six months	For the
	ended	year	ended	year
	March 31,	ended	March 31,	ended
	2014	September 30,	2014	September 30,
	(unaudited)	2013	(unaudited)	2013
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$936,704	$1,984,750	$(112,638)	$60,972
Net realized gain (loss) on investments in securities	73,114	(87,127)	2,149,972	1,299,969
Net change in unrealized appreciation (depreciation) on
investments in securities	1,411,262	(2,219,687)	2,731,136	7,285,111
Net increase (decrease) in net assets resulting from operations	2,421,080	(322,064)	4,768,470	8,646,052

Class A
Distribution to Shareholders
Net investment income	(454,981)	(1,081,687)	—	(87,963)
Net realized gain	—	(1,486)	(846,863)	—
Total distributions to shareholders	(454,981)	(1,083,173)	(846,863)	(87,963)

Class C
Distribution to Shareholders
Net investment income	(95,881)	(178,923)	—	—
Net realized gain	—	(299)	(74,458)	—
Total distributions to shareholders	(95,881)	(179,222)	(74,458)	—

Class I
Distribution to Shareholders
Net investment income	(399,961)	(918,006)	—	(100,925)
Net realized gain	—	(1,309)	(574,593)	—
Total distributions to shareholders	(399,961)	(919,315)	(574,593)	(100,925)

Class A
Capital Share Transactions
Proceeds from shares sold	2,676,393	17,885,470	5,508,175	15,991,303
Dividends reinvested	330,299	731,346	1,735	70,407
Cost of shares redeemed	(9,016,781)	(8,090,130)	(10,487,988)	(6,441,548)
Net increase (decrease) from capital share transactions	(6,010,089)	10,526,686	(4,978,078)	9,620,162

Class C
Capital Share Transactions
Proceeds from shares sold	723,640	2,259,410	1,019,061	883,310
Dividends reinvested	76,429	142,270	222	—
Cost of shares redeemed	(839,862)	(601,495)	(233,904)	(334,266)
Net increase (decrease) from capital share transactions	(39,793)	1,800,185	785,379	549,044

Class I
Capital Share Transactions
Proceeds from shares sold	1,528,666	5,428,492	9,426,383	8,424,391
Dividends reinvested	330,612	763,000	308	88,331
Cost of shares redeemed	(3,935,537)	(2,583,864)	(4,539,105)	(3,891,508)
Redemption fees	1,455	8,485	5,038	9,617
Net increase (decrease) from capital share transactions	(2,074,804)	3,616,113	4,892,624	4,630,831

Total increase (decrease) in net assets	(6,654,429)	13,439,210	3,972,481	23,257,201
Net Assets
Beginning of period	40,685,666	27,246,456	61,986,996	38,729,795
End of period	$34,031,237	$40,685,666	$65,959,477	$61,986,996
Undistributed net investment income (loss) at end of period	$282,656	$296,775	$(240,679)	$(128,041)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
For the six months ended March 31, 2014 and the year ended September 30, 2013

	Destra Preferred and		Destra Focused
	Income Securities Fund		Equity Fund
	For the		For the
	six months	For the	six months	For the
	ended	year	ended	year
	March 31,	ended	March 31,	ended
	2014	September 30,	2014	September 30,
	(unaudited)	2013	(unaudited)	2013
Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	1,334,255	718,372	1,840,464	1,298,067
Shares sold	165,992	1,056,891	267,314	885,286
Shares reinvested	20,398	44,323	83	4,211
Shares redeemed	(560,317)	(485,331)	(502,844)	(347,100)
Shares outstanding, end of period	960,328	1,334,255	1,605,017	1,840,464

Class C
Change in Shares Outstanding
Shares outstanding, beginning of period	255,726	150,928	149,592	118,758
Shares sold	43,949	132,051	50,582	48,672
Shares reinvested	4,706	8,591	11	—
Shares redeemed	(51,543)	(35,844)	(11,555)	(17,838)
Shares outstanding, end of period	252,838	255,726	188,630	149,592

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	960,935	749,325	1,147,842	893,347
Shares sold	93,980	320,761	454,509	463,903
Shares reinvested	20,523	46,362	15	5,280
Shares redeemed	(245,444)	(155,513)	(218,431)	(214,688)
Shares outstanding, end of period	829,994	960,935	1,383,935	1,147,842

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For the six months ended March 31, 2014, the year ended September 30, 2013, the year ended September 30, 2012 and the period ended September 30, 2011

Destra Preferred and
Income Securities Fund
For the	For the
six months	For the	For the	period
ended	year	year	April 12,
March 31,	ended	ended	2011* to
2014	September 30,	September 30,	September 30,
(unaudited)	2013	2012	2011
Class A
Net asset value, beginning of period	$15.98	$16.87	$14.82	$15.00
Investment operations:
Net investment income (loss)1	0.43	0.88	0.87	0.67
Net realized and unrealized gain (loss)	0.72	(0.80)	1.70	(0.65)
Net increase (decrease) in net asset value from operations	1.15	0.08	2.57	0.02

Distributions paid to shareholders from:
Net investment income	(0.44)	(0.97)	(0.52)	(0.20)
Net realized gains	—	—	5	—	5	—
Return of capital	—	—	—	—
Total distributions	(0.44)	(0.97)	(0.52)	(0.20)

Net asset value, end of period	$16.69	$15.98	$16.87	$14.82

TOTAL RETURN2	7.33	%4	0.42%	17.71%	0.15	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$16,025	$21,319	$12,120	$1,745
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.50	%3	1.50%	1.50%	1.50	%3
Expenses, prior to expense reimbursements/waivers	2.30	%3	1.99%	4.78%	20.31	%3
Net investment income (loss)	5.28	%3	5.22%	5.44%	9.37	%3
Portfolio turnover rate	6	%4	49%	45%	25	%4

Class C
Net asset value, beginning of period	$16.03	$16.89	$15.00	†	$—
Investment operations:
Net investment income (loss)1	0.38	0.76	0.72	†	—
Net realized and unrealized gain (loss)	0.71	(0.81)	1.43	†	—
Net increase (decrease) in net asset value from operations	1.09	(0.05)	2.15	†	—
Distributions paid to shareholders from:
Net investment income	(0.38)	(0.81)	(0.26	)†	—
Net realized gains	—	—	5	—	5†	—
Total distributions	(0.38)	(0.81)	(0.26	)†	—

Net asset value, end of period	$16.74	$16.03	$16.89	†	$—

TOTAL RETURN2	6.91	%4	(0.34)%	14.49	%4†	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$4,233	$4,099	$2,549	†	$—
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.25	%3	2.25%	2.25	%3†	—
Expenses, prior to expense reimbursements/waivers	3.39	%3	3.09%	8.58	%3†	—
Net investment income (loss)	4.66	%3	4.51%	4.86	%3†	—
Portfolio turnover rate	6	%4	49%	45	%4†	—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS, CONTINUED
For the six months ended March 31, 2014, the year ended September 30, 2013, the year ended September 30, 2012 and the period ended September 30, 2011

Destra Preferred and
Income Securities Fund
For the	For the
six months	For the	For the	period
ended	year	year	April 12,
March 31,	ended	ended	2011* to
2014	September 30,	September 30,	September 30,
(unaudited)	2013	2012	2011
Class I
Net asset value, beginning of period	$15.89	$16.79	$14.79	$15.00
Investment operations:
Net investment income (loss)1	0.45	0.92	0.95	0.47
Net realized and unrealized gain (loss)	0.72	(0.80)	1.67	(0.43)
Net increase (decrease) in net asset value from operations	1.17	0.12	2.62	0.04
Distributions paid to shareholders from:
Net investment income	(0.47)	(1.03)	(0.62)	(0.25)
Net realized gains	—	—	5	—	5	—
Return of capital	—	—	—	—
Total distributions	(0.47)	(1.03)	(0.62)	(0.25)

Redemption Fees	—	5	0.01	—	5	—

Net asset value, end of period	$16.59	$15.89	$16.79	$14.79

TOTAL RETURN2	7.46	%4	0.72%	18.15%	0.23	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$13,773	$5,268	$12,577	$1,027
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.22	%3	1.22%	1.22%	1.22	%3
Expenses, prior to expense reimbursements/waivers	1.77	%3	1.55%	5.19%	24.80	%3
Net investment income (loss)	5.66	%3	5.50%	5.86%	6.57	%3
Portfolio turnover rate	6	%4	49%	45%	25	%4

*	Commencement of operations.
†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS, CONTINUED
For the six months ended March 31, 2014, the year ended September 30, 2013, the year ended September 30, 2012 and the period ended September 30, 2011

	Destra Focused
	Equity Fund
	For the					For the
	six months		For the	For the		period
	ended		year	year		April 12,
	March 31,		ended	ended		2011* to
	2014		September 30,	September 30,		September 30,
	(unaudited)		2013	2012		2011
Class A
Net asset value, beginning of period	$19.75		$16.76	$13.74		$15.00
Investment operations:
Net investment income (loss)1	(0.04)		0.01	(0.06)		(0.03)
Net realized and unrealized gain (loss)	1.50		3.04	3.08		(1.23)
Net increase (decrease) in net asset value from operations	1.46		3.05	3.02		(1.26)

Distributions paid to shareholders from:
Net investment income	—		(0.06)	—	5	—
Net realized gains	(0.46)		—	—		—
Return of capital	—		—	—	5	—
Total distributions	(0.46)		(0.06)	—	5	—

Net asset value, end of period	$20.75		$19.75	$16.76		$13.74

TOTAL RETURN2	7.39	%4	18.29%	22.00%		(8.40	)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$33,297		$36,353	$21,761		$1,006
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.60	%3	1.60%	1.60%		1.60	%3
Expenses, prior to expense reimbursements/waivers	1.82	%3	1.89%	3.75%		29.23	%3
Net investment income (loss)	(0.41	)%3	0.04%	(0.33)%		(0.46	)%3
Portfolio turnover rate	39	%4	40%	42%		22	%4

Class C
Net asset value, beginning of period	$19.32		$16.46	$15.00	†	$—
Investment operations:
Net investment income (loss)1	(0.11)		(0.12)	(0.16	)†	—
Net realized and unrealized gain (loss)	1.46		2.98	1.62	†	—
Net increase (decrease) in net asset value from operations	1.35		2.86	1.46	†	—

Distributions paid to shareholders from:
Net investment income	—		—	—	†	—
Net realized gains	(0.46)		—	—	†	—
Total distributions	(0.46)		—	—	†	—

Net asset value, end of period	$20.21		$19.32	$16.46	†	$—

TOTAL RETURN2	6.99	%4	17.38%	9.73	%4†	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$3,813		$2,891	$1,955	†	—
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.35	%3	2.35%	2.35	%3†	—
Expenses, prior to expense reimbursements/waivers	3.36	%3	3.44%	11.11	%3†	—
Net investment income (loss)	(1.14	)%3	(0.67)%	(1.09	)%3†	—
Portfolio turnover rate	39	%4	40%	42	%4†	—

See notes to financial statements.

FINANCIAL HIGHLIGHTS, CONTINUED
For the six months ended March 31, 2014, the year ended September 30, 2013, the year ended September 30, 2012 and the period ended September 30, 2011

	Destra Focused
	Equity Fund
	For the				For the
	six months		For the	For the	period
	ended		year	year	April 12,
	March 31,		ended	ended	2011* to
	2014		September 30,	September 30,	September 30,
	(unaudited)		2013	2012	2011
Class I
Net asset value, beginning of period	$19.81		$16.81	$13.76	$15.00
Investment operations:
Net investment income (loss)1	(0.01)		0.06	(0.01)	—
Net realized and unrealized gain (loss)	1.51		3.04	3.09	(1.24)
Net increase (decrease) in net asset value from operations	1.50		3.10	3.08	(1.24)

Distributions paid to shareholders from:
Net investment income	—		(0.11)	(0.01)	—
Net realized gains	(0.46)		—	—	—
Return of capital	—		—	(0.03)	—
Total distributions	(0.46)		(0.11)	(0.04)	—

Redemption Fees	—	5	0.01	0.01	—

Net asset value, end of period	$20.85		$19.81	$16.81	$13.76

TOTAL RETURN2	7.58	%4	18.61%	22.53%	(8.27	)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$28,849		$22,743	$15,014	$940
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.32	%3	1.32%	1.32%	1.32	%3
Expenses, prior to expense reimbursements/waivers	1.42	%3	1.53%	4.42%	26.03	%3
Net investment income (loss)	(0.12	)%3	0.35%	(0.07)%	0.04	%3
Portfolio turnover rate	39	%4	40%	42%	22	%4

*	Commencement of operations.
†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.
See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014 (unaudited)

1. ORGANIZATION

Destra Investment Trust II (the “Trust”) was organized as a Massachusetts business trust on January 27, 2011, as an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the year end, the Trust consisted of two series (collectively, the “Funds” and each individually a “Fund”): Destra Preferred and Income Securities Fund (“Preferred and Income Fund”) and Destra Focused Equity Fund (“Focused Equity Fund”). The Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Focused Equity Fund’s investment objective is to seek long-term capital appreciation. Each Fund currently offers three classes of shares, Classes A, C and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset value, a Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market; the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted policies and procedures consistent with the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the standard requires reporting entities to disclose i) for Level 2 or Level 3 positions, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements for Level 3 positions must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014, (unaudited) CONTINUED

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ procedures are approved by the Board of Trustees.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of March 31, 2014:

Destra Preferred and Income Securities Fund
	Level 1	Level 2	Level 3	Total
Preferred Securities*	$26,130,361	$—	$—	$26,130,361
Capital Securities*	—	7,511,434	—	7,511,434
Money Market Mutual Funds	229,238	—	—	229,238
Total	$26,359,599	$7,511,434	$—	$33,871,033
Destra Focused Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$64,734,989	$—	$—	$64,734,989

* Please refer to the portfolio of investments to view securities segregated by industry.

The Funds held no Level 3 securities during the period ended March 31, 2014.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014, (unaudited) CONTINUED

Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly at an annual rate of 0.75% and 0.85% of the average daily net assets of Preferred and Income Fund and Focused Equity Fund, respectively.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C and Class I of Preferred and Income Fund to 1.50%, 2.25% and 1.22%, respectively, and of Class A, Class C and Class I of Focused Equity Fund to 1.60%, 2.35% and 1.32%, respectively. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any) to the average net assets of the class.

Sub-Advisory Agreement

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-adviser. Focused Equity Fund has retained WestEnd Advisors LLC (“WestEnd”) as its investment sub-adviser. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty and WestEnd equal to one half of the net advisory fees collected by the Advisor from each respective Fund net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as each Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as each Fund’s Transfer Agent.

4. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A and Class C shares have adopted a distribution and shareholder servicing plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and Class C shares, respectively. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of each Fund’s shares held by such intermediaries’ customers.

For the period ended March 31, 2014 the Funds incurred distribution fees under the Plan as follows:

	Class A	Class C
Destra Preferred and Income Securities Fund	$21,328	$20,280
Destra Focused Equity Fund	47,114	16,491

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014, (unaudited) CONTINUED

For the period ended March 31, 2014 the Funds incurred shareholder servicing fees under the Plan as follows:

	Class A	Class C	Class I
Destra Preferred and Income Securities Fund	$12,230	$1,328	$—
Destra Focused Equity Fund	20,207	838	—

5. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to US federal excise tax.

For the period ended March 31, 2014, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, were as follows:

	Cost of	Unrealized	Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Appreciation
Destra Preferred and Income Securities Fund	$33,521,312	$ 1,026,728	$(677,007)	$ 349,721
Destra Focused Equity Fund	53,096,518	12,244,273	(605,802)	11,638,471

6. INVESTMENT TRANSACTIONS

For the period ended March 31, 2014, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Preferred and Income Securities Fund	$2,047,996	$9,843,910
Destra Focused Equity Fund	25,542,271	26,395,865

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge on purchases of less than $1,000,000. The Funds’ Class A, C and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by a Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Funds charge this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase. A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in each Fund’s prospectus.

8. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Board”) of Destra Investment Trust II (the “Trust”), and separately the Trustees who are not “interested persons” as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), is responsible for approving the continuation of the Investment Management Agreement with Destra Capital Advisors LLC (“Destra Advisors”) and the Investment Sub-Advisory Agreements with Destra Advisors and each of Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”) and WestEnd Advisors LLC (“WestEnd,” and together with Flaherty & Crumrine and Destra Advisors, the “Advisers”) (together, the Investment Management Agreement and Investment Sub-Advisory Agreements will be referred to as the “Agreements”) for the Destra Focused Equity Fund (the “Focused Equity Fund”) and the Destra Preferred and Income Securities Fund (the “Preferred Fund”) (each, a “Fund,” and collectively, the “Funds”). At a meeting held on February 19, 2014, the Board and the Independent Trustees, voting separately, determined that the Agreements for each Fund continue to be in the best interests of that Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved their continuation for an additional one-year term.

To reach this determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received materials in advance of the Board meeting from Destra Advisors, Flaherty & Crumrine and WestEnd. The materials, among other things, outlined the services provided by Destra Advisors, Flaherty & Crumrine and WestEnd (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees as compared to fees charged by investment advisers to comparable funds; the current expenses of the Funds as compared to those of comparable funds; the investment performance of the Funds as compared to those of comparable funds; the nature of expenses incurred in providing services to the Funds and the potential for economies of scale, if any; certain financial information of Destra Advisors, Flaherty & Crumrine and WestEnd; fall out benefits to Destra Advisors and Destra Capital Investments LLC; and a summary of Destra Advisors’ compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Destra Advisors, Flaherty & Crumrine and WestEnd. The Board applied its business judgment to determine whether the arrangements between the Trust and Destra Advisors, Flaherty & Crumrine and WestEnd are reasonable business arrangements from the Funds’ perspective as well as from the perspective of shareholders.

Nature, Extent and Quality of Services

In evaluating whether to approve the Agreements, the Board considered the nature, extent and quality of services provided under the Agreements, and noted that Destra Advisors’ employees have significant experience in providing management services to other investment companies prior to their tenure at Destra Advisors. The Board considered Destra Advisors’ role in relation to that of Flaherty & Crumrine and WestEnd, including its supervision of Flaherty & Crumrine’s and WestEnd’s provision of sub-advisory services, its compliance testing, its oversight of service providers, its role in valuation of Fund holdings, and its monitoring and evaluation of the performance of the Funds, among other things. The Board also considered the compliance and regulatory histories of the Advisers and the skills of their employees who work with the Funds. In addition to advisory services, the Independent Trustees considered the quality of any administrative or non-advisory services provided. The Board also considered the investment performance of the Funds in comparison to those of comparable funds. The Board considered the financial condition of Destra Advisors and its ongoing fee waivers and agreement to cap expenses of the Funds. The Board concluded that the Advisers continue to have the capabilities and resources to provide investment management and sub-advisory services, as relevant, to the Funds, including, in the case of Destra Advisors, to oversee the operations of the Funds and the services provided by other service providers. Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided to the Funds under the Agreements have been and continue to be satisfactory.

Fund Performance

The Board, and separately the Independent Trustees, reviewed the short performance history of each Fund. The Board was provided with reports, independently prepared by Lipper Analytics, a third party analysis firm (“Lipper”), which also included a comprehensive analysis of the performance of the Focused Equity Fund in the Large Cap Growth Category

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS, CONTINUED

and the Preferred Fund in the Flexible Income Category. The Board reviewed information regarding the investment performance of each Fund as compared to its Lipper Performance Group and Performance Category, as well as its benchmark index, along with a description of the methodology used by Lipper to select funds in the Performance Group and Performance Universe. The Board was also provided a more targeted peer comparison created by Destra Advisors for each Fund. The Focused Equity Fund’s total return performance for the one-year and two-year periods ended December 31, 2013 placed it in the fifth quintile in its Lipper Performance Group and Universe. The Preferred Fund’s total return performance for the one-year and two-year periods ended December 31, 2013 placed it in the fourth and second quintiles, respectively, in its Lipper Performance Group and the fourth and third quintiles, respectively, in its Performance Universe. The Board was advised that the Large Cap Growth Category used by Lipper was not necessarily a suitable comparison for the Focused Equity Fund given the Fund is managed using a top-down macroeconomic analysis and a concentrated portfolio with an emphasis on master limited partnerships, which distinguishes it from many mutual funds in the Large Cap Growth Category. The Board was also advised that the Flexible Income Category used by Lipper for the Preferred Fund was not necessarily a suitable comparison for the Fund given the Fund’s emphasis on preferred securities, which distinguishes it from many mutual funds in the Flexible Income Category. In addition, the Lipper information was for the one-year and two-year periods ended December 31, 2013 and the Board attaches more importance to performance over relatively longer periods of time. The Board noted that Flaherty & Crumrine and WestEnd remained consistent with their investment styles and adhered to their investment mandates.

Expenses and Fees

The Trustees also reviewed information showing the advisory fee and expense ratios of each Fund as compared to those of a peer group. The Board noted the services to be provided by Destra Advisors for the annual advisory fee of 0.85% of the Focused Equity Fund’s average daily net assets and 0.75% of the Preferred Fund’s average daily net assets and compared the contractual advisory fee for each Fund to the advisory fees paid by the peer funds, noting that they were in the fourth quintile for the Focused Equity Fund and the second quintile for the Preferred Fund. However, the Board noted that each of the Advisers had waived some or all fees since inception of the Funds and that Destra Advisors has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), remain at 1.60% for Class A shares, 2.35% for Class C shares, 1.70% for Class P shares (not yet commenced operations) and 1.32% for Class I shares of the Focused Equity Fund’s average daily net assets and 1.50% for Class A shares, 2.25% for Class C shares, 1.60% for Class P shares (not yet commenced operations) and 1.22% for Class I shares of the Preferred Fund’s average daily net assets until February 1, 2022. The Board also considered the services provided by Flaherty & Crumrine and WestEnd for their sub-advisory fees of 0.375% and 0.425%, respectively, of each respective Fund’s average daily net assets. The Board compared each sub-advisory fee to the fees charged by Flaherty & Crumrine and WestEnd to their non-Fund client accounts (including any separate accounts or other pooled investment vehicles).

The Trustees noted that expenses borne by Destra Advisors are subject to reimbursement by the Funds for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by such Funds if it would result in the Funds exceeding their expense caps. The Board considered the cost of services provided to each Fund by Destra Advisors. The Board received expense information regarding each Fund’s various expense components and comparisons of each Fund’s net total expenses (taking the expense caps into account) to the relevant Lipper peers. The Board was aware that the Focused Equity Fund’s expenses were in the fifth Lipper quintile and the Preferred Fund’s expenses were in the fourth Lipper quintile in relation to peers, but attributed that largely to the small size of each Fund and the Destra complex in relation to peers. In light of the nature, extent and quality of services provided under the Agreements, and in light of Destra Advisors’ agreement to waive fees and/or subsidize each Fund’s expenses as described above and other relevant factors, the Board determined that the investment advisory fee and sub-advisory fee for each Fund were fair and reasonable.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS, CONTINUED

Economies of Scale and Profitability

The Board considered Destra Advisors’ representation that the advisory fees have been and continue to be structured to pass the benefits of economies of scale on to shareholders as each Fund’s assets grow through reduced advisory fees at certain asset levels. The Board took the costs borne by Destra Advisors in connection with its services performed under the Investment Management Agreement into consideration. Additionally, the Board considered Destra Advisors’ profitability and that Destra Advisors had agreed to cap each Fund’s expenses until February 1, 2022.

Other Benefits to the Advisers

The Board considered that Destra Advisors had identified as a fall out benefit to Destra Advisors and Destra Capital Investments LLC the raising of its stature in the investment management industry. The Board also noted that Destra Advisors, WestEnd and Flaherty & Crumrine have not utilized soft dollars in connection with their management of the Funds’ portfolios. Based on their review, the Independent Trustees concluded that any indirect benefits received by an Adviser as a result of its relationship with a Fund were reasonable.

Board Determination

After discussion, the Board and the Independent Trustees, voting separately, concluded that, based upon such information as they considered necessary to the exercise of their reasonable business judgment, it was in the best interests of the Funds to approve the continuation of the Agreements for an additional one-year term. No single factor was identified as determinative in the Board’s or the Independent Trustees’ analyses.

TRUSTEES AND OFFICERS
(unaudited)

The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of two Destra-sponsored open-end funds. The address of each officer and trustee is 901 Warrenville Rd. Suite 15, Lisle, IL 60532. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 287-9646, writing to Destra Capital Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees
Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name and	Held with	Time	During Past	Overseen by	Held by
Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Independent Trustees

Diana S. Ferguson	Trustee	Term-	Chief Financial Officer	3	Tree House Foods;
Birth year: 1963		Indefinite*	(2010-2011), Chicago		Urban Partnership Bank
		Length of	Board of Education;
		Service-	Senior Vice President
		Since 2011	and Chief Financial
Officer (2008), Folgers
Coffee Company;
Executive Vice President
and Chief Financial
Officer (2007-2008),
Merisant Worldwide;
Senior Vice President
and Chief Financial
Officer (2001-2007),
Sara Lee Foodservice

William M. Fitzgerald, Sr.	Trustee	Term-	Managing Member and	3	Director, Syncora Holdings
Birth Year: 1964		Indefinite*	Chief Investment Officer		Ltd. and its affiliates,
		Length of	(2011-present), Fitzgerald		Syncora Guarantee Inc.
		Service-	Asset Management;		and Syncora Capital
		Since 2011	Managing Member and		Assurance Inc.- Financial
			Chief Investment Officer,		Guarantee Company,
			Global Infrastructure		Ariel Education Initiative,
			Asset Management LLC;		Advisory Board of
			Managing Director		Bannockburn Securities, LLC
(1988-2007), Nuveen
Investments LLC; Chief
Investment Officer
(2000-2007), Nuveen Asset
Management; Director,
Syncora Holdings Ltd. and
its affiliates, Syncora
Guarantee Inc. and
Syncora Capital Assurance
Inc.- Financial Guarantee
Company

TRUSTEES AND OFFICERS, CONTINUED
(unaudited)

Independent Trustees, continued

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name and	Held with	Time	During Past	Overseen by	Held by
Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Independent Trustees (continued)

Louis A. Holland, Jr.	Trustee	Term-	President and Chief	3	Corporate Board of Director,
Birth Year: 1964		Indefinite*	Financial Officer (2008-		Holland Capital Management-
		Length of	present), CUMOTA LLC;		Asset Management Industry
		Service-	Managing Director (2000-		(2008-present); Corporate
		Since 2011	2008), Nuveen Investments		Board, Lumifi-Search
Technology (2006-2009);
Trustee, HP Schmaltz
Restaurants (2006-present);
Corporate Board of
Director, Schmaltz ONLINE;
Trustee, Jobs For Youth
(2006-2010); Board
Member, DuPage, PADS
(2010-present); National
Board Member, National
Alzeheimer’s Association
Board (2011-present)
Interested Trustees

Nicholas Dalmaso **	Trustee and	Term-	Co-Chairman, General	3	None
Birth Year: 1965	Chief Executive	Indefinite*	Counsel and Chief
	Officer	Length of	Operating Officer of
		Service-	Destra Capital
		Since 2011	Management LLC,
President, Chief
Operating Officer and
General Counsel, Destra
Capital Advisors LLC;
President, Chief Operating
Officer and General
Counsel, Destra Capital
Investments LLC; (2001-
2008) General Counsel
and Chief Administrative
Officer, Claymore
Securities, Inc.

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

TRUSTEES AND OFFICERS, CONTINUED
(unaudited)

Term of
Office and
	Position(s)	Length of
Name and	Held with	Time
Year of Birth	Trust	Served	Principal Occupation(s) During Past 5 Years
Officers of the Trust

Anne Kochevar	Chief	Term-	Senior Managing Director, Destra Capital Management LLC,
Birth Year: 1963	Compliance	Indefinite	Destra Capital Advisors LLC and Destra Capital Investments LLC;
	Officer	Length of	Senior Managing Director (2002-2010), Claymore Securities, Inc.
Service-
Since 2011

Linda Fryer	Chief	Term-	Chief Financial Officer, Destra Fund Administration
Birth Year: 1973	Financial	Indefinite
	Officer and	Length of
	Treasurer	Service-
Since 2012

Justin M. Pfaff	Secretary	Term-	Managing Director, Destra Capital Advisors, LLC and Destra
Birth Year: 1981		Indefinite	Capital Investments LLC; Vice President (2005-2013),
		Length of	Guggenheim Investments
Service-
Since 2014

TRUST INFORMATION

Board of Trustees	Officers	Investment Adviser
Diana S. Ferguson	Nicholas Dalmaso	Destra Capital Advisors LLC
	Chief Executive Officer	Lisle, IL
William M. Fitzgerald
	Anne Kochevar	Distributor
Louis A. Holland, Jr.	Chief Compliance Officer	Destra Capital Investments LLC
Lisle, IL
Nicholas Dalmaso*	Linda Fryer
	Chief Financial Officer	Administrator, Accounting Agent,
Custodian and Transfer Agent
* "Interested Person" of	Justin Pfaff	The Bank of New York Mellon
the Trust, as defined in	Secretary	New York, NY
the Investment Company
Act of 1940, as amended.		Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
KPMG LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 287-9646.

Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 287-9646, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                        Destra Investment Trust II

By (Signature and Title)*                  /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date           May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                 /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date           May 27, 2014

By (Signature and Title)*                 /s/ Linda Fryer
Linda Fryer, Chief Financial Officer
(principal financial officer)

Date           May 27, 2014

* Print the name and title of each signing officer under his or her signature.